INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration
Statement No. 33-63608 of the International Game Technology Profit Sharing Plan on Form S-8 of our report dated April 25, 1997, appearing in this Annual Report on Form 11-K of the International
Game Technology Profit Sharing Plan for the year ended December 31,
1996.



DELOITTE & TOUCHE LLP

Reno, Nevada
June 12, 1997